                                                                    EXHIBIT 24.2


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to The UniMark Group, Inc. 1999 Stock Option Plan of our report dated March 28, 2001 with respect to the consolidated financial statements of The UniMark Group, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000 filed with the Securities and Exchange Commission.




                                             ERNST & YOUNG LLP

Fort Worth, Texas
April 2, 2001